Exhibit 10.35

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “First Amendment”) is made and entered into as of February 7, 2017, by and between MANNKIND CORPORATION, a Delaware corporation (“Seller”), and REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership (“Buyer”).

A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated for reference purposes as of January 6, 2017 (the “Original Agreement”), relating to certain real property located in the City of Valencia, County of Los Angeles, State of California, more particularly described in the Original Agreement.

B. Seller and Buyer now desire to amend the terms of the Original Agreement as provided in this First Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby amend the Original Agreement as follows:

1. Recitals; Definitions. The recitals set forth above are not merely recitals, but form an integral part of this First Amendment. All capitalized terms used and not otherwise defined in this First Amendment shall have the meanings respectively assigned to them in the Original Agreement.

2. Contingency Date. The parties agree that the Contingency Date shall be extended to, and all references to “Contingency Date” in the Agreement shall mean and refer to, 5:00 p.m. Pacific Time on February 10, 2017.

3. Equipment. Notwithstanding anything in the Original Agreement to the contrary, Exhibit B and Exhibit 2 to Exhibit E attached to the Original Agreement are hereby deleted in their entirety and replaced with Exhibit B attached hereto. Additionally, without limitation of Section 7.9 of the Original Agreement, Buyer and its agents and designees shall have the right, prior to Closing, to enter onto the Property from time to time, subject to the terms and conditions of Section 14 of the Original Agreement, to confirm there has been no Material Change to the Property, including, without limitation, the removal of, or damage to, any of the Equipment. Without limitation of Buyer’s other rights and remedies in the Original Agreement, in the event of any Material Change under this provision, Buyer shall have the right to defer the Closing until such Material Change is remedied or addressed to Buyer’s reasonable satisfaction.

4. Allocation of Purchase Price. The parties agree that the allocation of the Purchase Price is $215,000.00 for the Equipment and $17,060,000.00 for the Real Property. The parties further agree that the sale is indivisible notwithstanding the fact that the amounts have been allocated separately. No party to this Agreement shall file any tax return, filing or report or take a position with any tax authority (whether federal, state or local) that is inconsistent with such allocation. Each of the parties to this Agreement shall cooperate with the other in the filing of any forms with any taxing authority with respect to the reporting of the allocation of the Purchase Price. Seller represents and warrants to, and covenants with, Buyer that as of the Closing, including the sale to Buyer, Seller shall not have made more than two (2) sales of tangible personal property during the twelve (12) month period immediately prior to Closing. Seller shall be responsible for any and all sales tax in connection with the transfer of the Equipment to Buyer.

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5. Removal of Certain Hazardous Substances. Seller has engaged Clean Harbors, Inc. (Nasdaq symbol “CLH”) (“Clean Harbors”) to remove certain Hazardous Substances stored at, on or upon the Property, as well as any and all containers storing same. Seller shall (a) prior to the Contingency Date provide Buyer, a reasonably detailed summary or list of the Hazardous Substances, containers and locations thereof that are to be removed prior to Closing and scope of any other work to be performed by Clean Harbors, as well as a list of any chemicals or Hazardous Materials identified by Clean Harbors or Seller that are not being cleaned, removed or treated by Clean Harbors, and (b) prior to Closing, shall (i) cause such removal to be completed in accordance with all applicable laws and in a good and workmanlike manner, and (ii) provide Buyer a manifest executed by Clean Harbors describing the Hazardous Materials and containers that Clean Harbors has removed. Additionally, without limitation of Section 7.9 of the Original Agreement, Buyer and its agents and designees shall have the right, prior to Closing, to enter onto the Property from time to time, subject to the terms and conditions of Section 14 of the Original Agreement, to confirm the removal of such Hazardous Substances has been completed in accordance with the terms of this Section. Seller’s obligations in this provision shall be a condition precedent to Buyer’s obligation to consummate the transaction contemplated by the Agreement, and without limitation of Buyer’s other rights and remedies in the Original Agreement, Buyer shall have the right to defer the Closing until the foregoing condition(s) are satisfied.

6. Assumed Contracts. The Service Contracts listed on Schedule 1 attached hereto shall be deemed to be the “Assumed Contracts” as described in the Original Agreement. Pursuant to the Original Agreement, at Closing, Seller shall, at its sole cost, terminate all other Service Contracts other than the Assumed Contracts.

7. Miscellaneous. Except as otherwise expressly provided in this First Amendment, the provisions of the Original Agreement shall be and remain unmodified and in full force and effect (such Original Agreement being hereby ratified, reaffirmed and confirmed by Buyer and Seller), and if any provision of this First Amendment conflicts with the Original Agreement, then the provisions of this First Amendment shall prevail. Except as otherwise expressly provided in this First Amendment, nothing contained in this First Amendment shall operate to waive the rights of Buyer or Seller under the Original Agreement. This First Amendment may be executed in one or more counterparts (by original, facsimile or electronic PDF signatures), each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

[END OF TEXT; SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Seller and Buyer have executed this First Amendment as of the date first set forth above.

“BUYER”

REXFORD INDUSTRIAL REALTY, L.P.,

a Maryland limited partnership

By: Rexford Industrial Realty, Inc.,

      a Maryland corporation,

      Its General Partner

      By: /s/ Howard Schwimmer

      Name: Howard Schwimmer

      Its: Co-CEO

“SELLER” MANNKIND CORPORATION, a Delaware corporation By: /s/ David Thomson Name: David Thomson Its: Vice President

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EXHIBIT “B”

LIST OF EQUIPMENT

INCLUDED ITEMS

OUTSIDE

Spectrum Int. Combustion Mod. R163-7K36, 1115 KW Diesel Generator, Detroit Diesel 16-Cycle Engine, Turbo Charged, After Cooled w/ Arco 7000 Series Transfer Switch in Elec. Room w/ Wire.

(3) Cleaver Brooks Mod. FLX700-450 Flex Water Tube Boilers w/ Arleta Mod. CSB50 Controllers, Still & Pumps

U.S. Filter D.I. Unit Mod. 90/01096-607 w/ (2) R.O. Systems.

(2006) Kaesar Mod. AS20, Rotary Screw Air Compressor w/ Receiver. S/N 1156

(2) (2001 & 2008) McQuay Mod. E2612BE2-A, 300 Ton Chillers w/ Electrical & Microtech Controllers.

(2) Evapco Cooling Towers.

Armstong Water Re-Circulation System w/ Pumps & Electrical

Quincy Twin Stage 5 H.P. Air Compressors

PCH Twin Stage Vacuum Pump System.

(2)	Quincy QRD 30 H.P. High Pressure Air Compressors

Magliner Aluminum Dock Ramp.

INSIDE

(2) Metallurgical Microscope Per Images below

LOBBY

Reception Desk w/ Chairs, Sofa.

WAIKIKI ROOM

Chairs & Furniture.

Lunch Room w/ Microwaves, Ref, Tables & Chair.

ROOMS #136, #131, #132, #134, #122, #123, #130, #129, #128, #1102, #1104, #1105, #1107

Fisher Scientific Isotemp Oven.

Heraeus Megafuge 2.0, Centrifuge.

Packard Cobra II, Auto. Gama.

(4)	Baker Sterligard VBM500, S.S. Fume Hoods.

Kodiak X-Omat 2000A, Developer.

EXHIBIT “B”

(5) Fisher Hamilton Safeaire Fume Hoods.

Castle 8666, Washer Disinfector.

(2001) Gettinge Mod. GE2609AR1, Steam Washer-Dryer.

(4) New Brunswick Hot Plate Stirrers.

(2) Room #125—R.W. Smith 12’ x 15’ Modular Controlled Environmental Rooms.

Gas Tech 128, Monitor.

(8) NuAire Class II Type A/B3, S.S. Bio. Safety Cabinets.

Napco CO2 Environmental Ovens.

(2) Western Innovator Industrial Manifolds.

(3) Thermo Forma Class II, A2 Bio. Safety Cabinets.

(3) New Brunswick Classic C25 & C24, Incubator Shakers.

Justrite Flammable Storage Cabinet.

Beckman Coulter Microplate Carousel.

Isotemp 20T, Bath.

Lab Line III, Incubator.

(20) Lab Benches: 6’ x 24’ w/ Sink, Gas Lines, Electrical Outlets, Chairs.

Supply Cabinets w/ Glass Doors.

Olympus BX41 Met. Microscope.

(2) Eppendorf 5415, Centrifuges.

Leica 090-135-001, Stereo Zoom Microscope.

(3) VWR Wash.

Bio Tek ELX50.

MJ PTC100, Prog. Thermal Controller.

Varian Pro Star Chromatography System w/ (2) Solvent Delivery Modules, UV-VIS Detector w/ PC.

Gemini Twin Shaking Water Bath.

(2) Savant Speed Vac Centrifuges.

Lab Line Orbit Environ-Shaker.

(6) Steel Supply Cabinets.

(1) Hanson Fume Hood.

(2) Titer Plate Shakers.

Branson 8510, Ultrasonic Cleaner.

Port. S.S. Cart.

(2) New Brunswick Biofold 3000, Batch Cont. Bio. Reactors.

(2) Thermo Scientific Class II A/B3, Biological Safety Cabinets.

(4) Forma Scientific CO2 Water Jacketed Incubators.

(3) Newport Lab. Tables.

Beckman Coulter System Gold 128, Solvent Module.

Aurora Discovery.

Molecular Device Mod. 0310-3895, Chemilluminescence Imaging Plate Reader w/ 600 Camera Controller.

S/N CL-115

Digital Analysis Lab. Treat LT-50, Ph Adjustment System w/ Effluent Monitor.

Steam Generator.

EXHIBIT “B”

ROOM #142

(5)	Scientek S.S. Downdraft Necropsy Tables, 2’ x 8’ w/ Hoods.

TSI Fluidized Bed Aerosol Generator w/ Bias Flow Generator.

Scientek Mod. SBS-48, Lab. Table w/ Fume Hood.

(2)	Port. S.S. Carts.
(6)	Scientek S.S. Backdraft Work Benches & Sins.

Gettinge MTP 1800 S.S. Cage & Bottle Washer.

(2) Gettinge Vivarium Autoclave II, Vacuum Steam Sterilizers w/ 4’ x 4’ x 4’ Wheel-In Cart Chamber w/ PACS 2000 Controller, Dbl. End.

WAREHOUSE

(7)	Revo Ultima II, Freezers.

ELECTRICAL

(3)	Square ‘D’ 2000 Amp., 480/277 Volts Breakers & Wire.
(2)	GE Zenith Transfer Switches & Wire.
(2)	Square ‘D’ Mod. 6, M.C.C. Panels & Wire.

Crown 3000 Lb. Elec. Forklift w/ Legacy Charger.

(2)	Hyd. Pallet Jacks.

Genie AWP-30S, Elec. Manlift.

Harris Refrigerator.

(2)	Thermo Orion CO2 Incubators, Water Jacketed,

Presto Die Lift. Cart.

(10)	Freezers. (Hallway)

Fisher Scientific Lab. Ref.

Lincoln Arc Welder.

Port. A-Frame Hoist.

(3)	Beckman Coulter 25R, Centrifuge.

(13)	Fire King Fire Proof Cabinets.

Powerwave 9390, U.P.S. w/ New Batteries & Capacitors.

Misc. Office Furniture & Cubicles.

EXHIBIT “B”

EXCLUDED ITEMS

12’ Single Axle Equipment Trailer

Praxair Liquid Nitrogen Tank, Approx. 300 Gal.

Equipment In Rooms #1109, #1110 & #1112 (including Hanson fume hood).

Lab. Benches from Rooms #1109, #1110 and #1112.

Lab. Sink in general lab area.

Fume Hood in general lab area.

Keurig Coffee Maker

EXHIBIT “B”

SCHEDULE 1

ASSUMED CONTRACTS

1.	Fire Protection Systems Annual Testing Proposal/Agreement with Red Hawk Fire & Security dated September 28, 2015.

2.	Standard Landscape Maintenance Agreement with American Landscape Maintenance dated June 6, 2001.

SCHEDULE 1

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Second Amendment”) is made and entered into as of February 10, 2017, by and between MANNKIND CORPORATION, a Delaware corporation (“Seller”), and REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership (“Buyer”).

A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated for reference purposes as of January 6, 2017 (the “Original Agreement”), as modified by that certain First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated February 7, 2017 (the “First Amendment”; together with the Original Agreement, the “Amended Agreement”), relating to certain real property located in the City of Valencia, County of Los Angeles, State of California, more particularly described in the Original Agreement.

B. Seller and Buyer now desire to amend the terms of the Amended Agreement as provided in this Second Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby amend the Amended Agreement as follows:

1. Recitals; Definitions. The recitals set forth above are not merely recitals, but form an integral part of this Second Amendment. All capitalized terms used and not otherwise defined in this Second Amendment shall have the meanings respectively assigned to them in the Amended Agreement.

2. Approval of Certain Matters. Buyer hereby waives any and all contingencies that are scheduled to expire as of the Contingency Date.

3. Closing Date. Notwithstanding anything in the Amended Agreement to the contrary, the Closing Date shall be February 17, 2017.

4. Letter from MannKind LLC. At least one (1) business day prior to the Close of Escrow, Seller shall cause Mannkind LLC, a Delaware limited liability company, to deliver to Escrow Holder a duly executed original letter in the form of Exhibit “A” attached hereto. Upon the Close of Escrow, Escrow Holder shall deliver the original of such letter to Buyer in accordance with Section 12.4 of the Original Agreement.

5. UCC-3. At least one (1) business day prior to the Close of Escrow, Seller shall cause to be completed a UCC-3 statement in the form of Exhibit “B” attached hereto and deliver same to Escrow Holder for filing by Escrow Holder, or Buyer (at Buyer’s request), with the appropriate secretary of state, such that Buyer shall receive the Equipment and Personal Property free and clear of liens at Closing.

6. Miscellaneous. Except as otherwise expressly provided in this Second Amendment, the provisions of the Amended Agreement shall be and remain unmodified and in full force and effect (such Amended Agreement being hereby ratified, reaffirmed and confirmed by Buyer and Seller), and if any provision of this Second Amendment conflicts with the Amended Agreement, then the provisions of this Second Amendment shall prevail. Except as otherwise expressly provided in this Second Amendment, nothing contained in this Second Amendment shall operate to waive the rights of Buyer or Seller under the Amended Agreement. This Second Amendment may be executed in one or more counterparts (by original, facsimile or electronic PDF signatures), each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Seller and Buyer have executed this Second Amendment as of the date first set forth above.

“BUYER”

REXFORD INDUSTRIAL REALTY, L.P.,

a Maryland limited partnership

By:   Rexford Industrial Realty, Inc.,

a Maryland corporation,

Its General Partner

By: /s/ Howard Schwimmer

Name: Howard Schwimmer

Its: Co-CEO

“SELLER” MANNKIND CORPORATION, a Delaware corporation By: /s/ David Thomson Name: David Thomson Its: Vice President

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EXHIBIT “A”

FORM OF LETTER FROM MANNKIND LLC

February    , 2017

Rexford Industrial Realty, L.P.

11620 Wilshire Blvd., Suite 1000

Los Angeles, California 90025

Re: Acquisition of Property in Valencia, CA

To Whom It May Concern:

Reference is hereby made to that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of January 6, 2017, by and between MannKind Corporation, a Delaware corporation (“MannKind Corp”) and Rexford Industrial Realty, L.P., a Maryland limited partnership (“Rexford”), as amended by that certain First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated as of February 7, 2017 (collectively, together with any additional amendments thereto, the “Agreement”), respecting the sale of certain parcels of land located at 28901-03 N. Avenue Paine, in the City of Valencia, County of Los Angeles, State of California, as more particularly described in the Agreement (the “Property”). The undersigned hereby certifies that it owns no tangible property, furniture, fixtures or equipment physically located at or used in connection with MannKind Corp’s business operations at the Property and further certifies that it has no business operations at the Property. The undersigned recognizes that Rexford and its successors and assigns are relying on this letter and the accuracy of the information contained herein.

Sincerely,

MANNKIND LLC, a Delaware limited liability company

By:
Name:
Its:

EXHIBIT “A”

EXHIBIT “B”

UCC-3

See attached

Exhibit “B”

Exhibit “B”

ANNEX I

EXHIBIT “B”

LIST OF EQUIPMENT

INCLUDED ITEMS

OUTSIDE

Spectrum Int. Combustion Mod. R163-7K36, 1115 KW Diesel Generator, Detroit Diesel 16-Cycle Engine, Turbo Charged, After Cooled w/ Arco 7000 Series Transfer Switch in Elec. Room w/ Wire.

(3) Cleaver Brooks Mod. FLX700-450 Flex Water Tube Boilers w/ Arleta Mod. CSB50 Controllers,

Still & Pumps

U.S. Filter D.I. Unit Mod. 90/01096-607 w/ (2) R.O. Systems.

(2006) Kaesar Mod. AS20, Rotary Screw Air Compressor w/ Receiver. S/N 1156

(2) (2001 & 2008) McQuay Mod. E2612BE2-A, 300 Ton Chillers w/ Electrical & Microtech Controllers.

(2) Evapco Cooling Towers.

Armstong Water Re-Circulation System w/ Pumps & Electrical

Quincy Twin Stage 5 H.P. Air Compressors

PCH Twin Stage Vacuum Pump System.

(2) Quincy QRD 30 H.P. High Pressure Air Compressors

Magliner Aluminum Dock Ramp.

INSIDE

(2) Metallurgical Microscope Per Images below

LOBBY

Reception Desk w/ Chairs, Sofa.

Exhibit “B”

WAIKIKI ROOM

Chairs & Furniture.

Lunch Room w/ Microwaves, Ref, Tables & Chair.

ROOMS #136, #131, #132, #134, #122, #123, #130, #129, #128, #1102, #1104, #1105, #1107

Fisher Scientific Isotemp Oven.

Heraeus Megafuge 2.0, Centrifuge.

Packard Cobra II, Auto. Gama.

(4) Baker Sterligard VBM500, S.S. Fume Hoods.

Kodiak X-Omat 2000A, Developer.

(5) Fisher Hamilton Safeaire Fume Hoods.

Castle 8666, Washer Disinfector.

(2001) Gettinge Mod. GE2609AR1, Steam Washer-Dryer.

(4) New Brunswick Hot Plate Stirrers.

(2) Room #125 - R.W. Smith 12’ x 15’ Modular Controlled Environmental Rooms.

Gas Tech 128, Monitor.

(8) NuAire Class II Type A/B3, S.S. Bio. Safety Cabinets.

Napco C02 Environmental Ovens.

(2) Western Innovator Industrial Manifolds.

(3) Thermo Forma Class II, A2 Bio. Safety Cabinets.

(3) New Brunswick Classic C25 & C24, Incubator Shakers.

Justrite Flammable Storage Cabinet.

Beckman Coulter Microplate Carousel.

Isotemp 20T, Bath.

Lab Line III, Incubator.

(20) Lab Benches: 6’ x 24’ w/ Sink, Gas Lines, Electrical Outlets, Chairs.

Supply Cabinets w/ Glass Doors.

Olympus BX41 Met. Microscope.

(2) Eppendorf 5415, Centrifuges.

Leica 090-135-001, Stereo Zoom Microscope.

(3) VWR Wash.

Bio Tek ELX50.

MJPTC100, Prog. Thermal Controller.

Varian Pro Star Chromatography System w/ (2) Solvent Delivery Modules, UV-VIS Detector w/ PC.

Gemini Twin Shaking Water Bath.

(2) Savant Speed Vac Centrifuges.

Lab Line Orbit Environ-Shaker.

(6) Steel Supply Cabinets.

(1) Hanson Fume Hood.

(2) Titer Plate Shakers.

Exhibit “B”

Branson 8510, Ultrasonic Cleaner.

Port. S.S. Cart.

(2) New Brunswick Biofold 3000, Batch Cont. Bio. Reactors.

(2) Thermo Scientific Class II A/B3, Biological Safety Cabinets.

(4) Forma Scientific CO2 Water Jacketed Incubators.

(3) Newport Lab. Tables.

Beckman Coulter System Gold 128, Solvent Module.

Aurora Discovery.

Molecular Device Mod. 0310-3895, Chemilluminescence Imaging Plate Reader w/ 600 Camera Controller.

    S/N CL-115

Digital Analysis Lab. Treat LT-50, Ph Adjustment System w/ Effluent Monitor.

Steam Generator.

ROOM #142

(5) Scientek S.S. Downdraft Necropsy Tables, 2’ x 8’ w/ Hoods.

TSI Fluidized Bed Aerosol Generator w/ Bias Flow Generator.

Scientek Mod. SBS-48, Lab. Table w/ Fume Hood.

(2) Port. S.S. Carts.

(6) Scientek S.S. Backdraft Work Benches & Sins.

Gettinge MTP 1800 S.S. Cage & Bottle Washer.

(2) Gettinge Vivarium Autoclave II, Vacuum Steam Sterilizers w/ 4’ x 4’ x 4’ Wheel-In Cart Chamber w/ PACS 2000

Controller, Dbl. End.

WAREHOUSE

(7) Revo Ultima II, Freezers.

ELECTRICAL

(3) Square ‘D’ 2000 Amp., 480/277 Volts Breakers & Wire.

(2) GE Zenith Transfer Switches & Wire.

(2) Square ‘D’ Mod. 6, M.C.C. Panels & Wire.

Crown 3000 Lb. Elec. Forklift w/ Legacy Charger.

(2) Hyd. Pallet Jacks.

Genie AWP-30S, Elec. Manlift.

Harris Refrigerator.

(2) Thermo Orion CO2 Incubators, Water Jacketed,

Presto Die Lift. Cart.

(10) Freezers. (Hallway)

Fisher Scientific Lab. Ref.

Lincoln Arc Welder.

Port. A-Frame Hoist.

(3) Beckman Coulter 25R, Centrifuge.

(13) Fire King Fire Proof Cabinets.

Powerwave 9390, U.P.S. w/ New Batteries & Capacitors.

Misc. Office Furniture & Cubicles.

Exhibit “B”

THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

THIS THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Third Amendment”) is made and entered into as of February 15, 2017, by and between MANNKIND CORPORATION, a Delaware corporation (“Seller”), and REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership (“Buyer”).

A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated for reference purposes as of January 6, 2017 (the “Original Agreement”), as modified by that certain First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated February 7, 2017 (the “First Amendment”) and the Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated February 10, 2017 (the “Second Amendment”; together with the Original Agreement and the First Amendment, the “Amended Agreement”), relating to certain real property located in the City of Valencia, County of Los Angeles, State of California, more particularly described in the Original Agreement.

B. Seller and Buyer now desire to amend the terms of the Amended Agreement as provided in this Third Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby amend the Amended Agreement as follows:

1. Recitals; Definitions. The recitals set forth above are not merely recitals, but form an integral part of this Third Amendment. All capitalized terms used and not otherwise defined in this Third Amendment shall have the meanings respectively assigned to them in the Amended Agreement.

2. Purchase Price. Section VIII of the Basic Provisions of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“The sum of Seventeen Million Two Hundred Seventy-Three Thousand and 00/100 Dollars ($17,273,000) (the “Purchase Price”).”

All references in the Amended Agreement to the “Purchase Price” shall mean such term as amended hereby.

3. Allocation of Purchase Price. The first sentence of Section 4 of the First Amendment is hereby deleted in its entirety and replaced with the following:

“The parties agree that the allocation of the Purchase Price is $213,000.00 for the Equipment and $17,060,000.00 for the Real Property.”

4. Equipment. The list of Equipment set forth in Exhibit B to the First Amendment is hereby amended by deleting the following equipment:

“TSI Fluidized Bed Aerosol Generator w/ Bias Flow Generator.”

5. Assumed Contracts. The list of Assumed Contracts set forth in Schedule 1 to the First Amendment is hereby amended by deleting the following contract:

“Fire Protection Systems Annual Testing Proposal/Agreement with Red Hawk Fire & Security dated September 28, 2015.”

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All references in the Amended Agreement to the “Assumed Contracts” shall mean such term as amended hereby.

6. UCC-3. The form UCC-3 statement attached as Exhibit “B” to the Second Amendment is hereby amended by deleting the following equipment therefrom:

“TSI Fluidized Bed Aerosol Generator w/ Bias Flow Generator.”

7. Miscellaneous. Except as otherwise expressly provided in this Third Amendment, the provisions of the Amended Agreement shall be and remain unmodified and in full force and effect (such Amended Agreement being hereby ratified, reaffirmed and confirmed by Buyer and Seller), and if any provision of this Third Amendment conflicts with the Amended Agreement, then the provisions of this Third Amendment shall prevail. Except as otherwise expressly provided in this Third Amendment, nothing contained in this Third Amendment shall operate to waive the rights of Buyer or Seller under the Amended Agreement. This Third Amendment may be executed in one or more counterparts (by original, facsimile or electronic PDF signatures), each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Seller and Buyer have executed this Third Amendment as of the date first set forth above.

“BUYER”

REXFORD INDUSTRIAL REALTY, L.P.,
a Maryland limited partnership

By:   Rexford Industrial Realty, Inc.,

a Maryland corporation,

Its General Partner

By: /s/ Howard Schwimmer

Name: Howard Schwimmer

Its: Co-CEO

“SELLER” MANNKIND CORPORATION, a Delaware corporation By: /s/ David Thomson Name: David Thomson Its: Vice President

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